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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                 FORM 8-K/A


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 3, 2004
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                      Commission File Number 33-64325
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                          REUNION INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)


        DELAWARE                                    06-1439715
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(State of Incorporation)              (I.R.S. Employer Identification No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
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       (Address of principal executive offices, including zip code)


                              (412) 281-2111
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           (Registrant's telephone number, including area code)


                              Page 1 of 2 pages.

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               FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISKS

     This Current Report on Form 8-K/A contains forward-looking statements as defined by Section 21E of the Securities Act of 1934, as amended, concerning the Registrant's annual meeting of stockholders. The inclusion of such information should not be regarded as a representation by Reunion or any other person that the forward-looking statements will occur.

    This Current Report on Form 8-K/A amends Item 5. Other Events of the Current Report on Form 8-K as filed on May 4, 2004 for the following information:

ITEM 5.   Other Events.
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Change in the Meeting Date for the 2004 Annual Meeting of
  Stockholders of Reunion Industries, Inc.

     Reunion Industries, Inc. (the "Company") has changed the date of the Company's 2004 Annual Meeting of Stockholders. The meeting, previously announced as being set for Tuesday, June 22, 2004, has been changed to Tuesday, July 13, 2004 to be held at the Company's offices at 11 Stanwix Street, Pittsburgh, PA 15222. The record date, previously announced as May 14, 2004, remains unchanged.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  May 28, 2004                           REUNION INDUSTRIES, INC.
       ------------                                 (Registrant)

                                              By: /s/ John M. Froehlich
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                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer




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